March 22, 2022

Fuller & Thaler Behavioral Small-Cap Equity Fund

A Shares – FTHAX

C Shares – FTYCX

Investor Shares – FTHNX

Institutional Shares – FTHSX

R6 Shares – FTHFX

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information,

Each Dated January 28, 2022

Fuller & Thaler Behavioral Small-Cap Equity Fund – Limited Offering

Effective as of the close of business on May 23, 2022 (the “Closing Date”), the Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Fund”) will become offered on a limited basis and investors will be eligible to purchase shares of the Fund only as described below. Certain types of investors will be allowed to invest in the Fund after the Closing Date without any additional authorization. Other types of investors may invest in the Fund after the Closing Date only if approved to do to so by Fuller & Thaler Asset Management, Inc. (the “Adviser”) and the Fund. Investors who fall in neither of these categories will not be allowed to invest in the Fund after the Closing Date:

  Investors Who Will Be Permitted To Purchase Fund Shares After The Closing Date Without Additional Authorization

The following types of investors may invest in the Fund after Closing Date as specified without additional authorization:

  Shareholders of record of the Fund as of the Closing Date may continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund, and may add to their existing Fund accounts through exchanges from other Fuller & Thaler Funds;
  If the shareholder of record is an omnibus account, beneficial owners in that account as of the Closing Date may also continue to purchase additional shares in their existing Fund accounts, may reinvest dividends or capital gain distributions from shares owned in the Fund, and may add to their existing Fund accounts through exchanges from other Fuller & Thaler Funds;
  Group Retirement Plans (and their successor, related and affiliated plans) which have the Fund available to participants prior to the Closing Date may continue to open accounts for new participants and may purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans (and their successor, related and affiliated plans) may invest in the Fund after the Closing Date, may open accounts for new participants, and may purchase shares in such participant accounts. The term “Group Retirement Plans” refers to employer-sponsored retirement, deferred compensation and employee benefit plans, and includes without limitation: (a) group employer-sponsored 401(k) plans, (b) 457 plans; (c) employer-sponsored 403(b) plans; (d) profit-sharing and money purchase pension plans; (e) defined benefit plans; (f) retiree health benefit plans; (g) group annuity separate accounts offered to retirement plans; (g) non-qualified deferred compensation plans; (h) health savings plans; and (i) trusts used to fund any of the foregoing plans.

To establish eligibility as a Group Retirement Plan, the plan must satisfy the following requirements:

    The plan must be a group plan (more than one participant);
    The shares cannot be held in a commission-based brokerage account; and
    Shares must be either held at a plan level or at the Fund level through an omnibus account of a retirement plan recordkeeper

Consequently, the term “Group Retirement Plans” does not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.

  Existing fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely resides with the Financial Intermediary’s home office and where the Financial Intermediary’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts;
  Registered Investment Advisory firms that have included the Fund in their discretionary models by the Closing Date and utilize an approved clearing platform may continue to make Fund shares available to new and existing accounts;
  Principals and employees of Fuller & Thaler Asset Management, Inc. and their immediate family members, may utilize the Fund for both new accounts and existing Fund accounts; and
  Fuller & Thaler Asset Management, Inc. may utilize the Fund in new and existing fund accounts.

  Investors Who Will Be Permitted To Purchase Fund Shares After The Closing Date Only With the Approval of the Adviser and the Fund

The following types of investors may invest in the Fund after Closing Date only with the prior approval of the Fund’s Adviser and the Fund:

  Institutional Investors (including successor, related, or affiliated accounts) may establish a new account with the Fund only if the account has been accepted for investment by the Fund’s Adviser and the Fund. The term “Institutional Investors” includes, but is not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities (including states, counties and other municipalities, or any instrumentality, department, authority or agency thereof), and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients. The term “Institutional Investors” also includes fee-based “wrap” account sponsors that offer discretionary and non-discretionary arrangements (provided they have an agreement covering the arrangement with the Fund) where the financial advisor or client, as applicable, has investment discretion;
  After the Closing Date, new fully discretionary (including rep as portfolio manager) and non-discretionary (including rep as advisor) fee-based advisory programs may utilize the Fund for program accounts only with the approval by the Fund’s Adviser and the Fund;
  Third party investment manager model portfolios will be able to open new program accounts after the Closing Date only if approved by the Fund’s Adviser and the Fund.

Except as permitted above, investors will not be permitted to invest in the Fund after the Closing Date. If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund after the Closing Date, the Fund will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund advised by Fuller & Thaler Asset Management, Inc. or would prefer that the investment be refunded. If the Fund cannot contact the investor within 30 days, the entire investment will be refunded.

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The Fund in its sole discretion reserves the right at any time to change these policies, including limiting new purchases into the Fund or otherwise modifying the closure policy based on the Fund’s net asset levels and other factors.

Please refer to the Prospectus of the Fuller & Thaler Behavioral Small-Cap Equity Fund for additional information regarding buying and selling shares.

Further Information

For further information, please contact the Fund toll-free at 1-888-912-4562. You may also obtain additional copies of the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.fullerthalerfunds.com.

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